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                                                              EXHIBIT 10.3B

                 AGREEMENT AND CONSENT, dated as of October __, 1997 (this "Agreement and Consent"), to the CREDIT AGREEMENT, dated as of March 31, 1997, among ENERGY SERVICES INTERNATIONAL LTD., a Delaware corporation (the "Parent"), IRI INTERNATIONAL CORPORATION, a Delaware corporation (the "Borrower"), the several banks and other financial institutions or entities from time to time parties thereto (the "Lenders"), CREDIT LYONNAIS NEW YORK BRANCH, as Administrative Agent for the Lenders (in such capacity, the "Administrative Agent"), LEHMAN COMMERCIAL PAPER INC., as advisor and arranger with respect to the credit facilities contained therein (the "Arranger"), and LEHMAN COMMERCIAL PAPER INC., as syndication agent with respect to the credit facilities contained therein (the "Syndication Agent").


                              W I T N E S S E T H:

                 WHEREAS, the Parent owns all of the issued and outstanding capital stock of the Borrower;

                 WHEREAS, in connection with an initial public offering of capital stock, the Parent has determined that it is in the best interest of the Parent to merge (the "Merger") the Borrower into the Parent with the Parent being the surviving corporation (the "Surviving Corporation");

                 WHEREAS, on the effective date of the Merger, the Surviving Corporation shall be renamed IRI International Corporation;

                 WHEREAS, the Parent and the Borrower have requested the Lenders to consent to the Merger;

                 NOW, THEREFORE, in consideration of the premises and of the mutual agreement herein contained, the parties hereto agree as follows:
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                 1.       Definitions.  Unless otherwise defined herein, terms
defined in the Credit Agreement shall be used as so defined.

                 2. Representations and Warranties of the Parent and the Borrower. To induce the Administrative Agent and the Lenders to enter into this Agreement and Consent, the Parent and the Borrower hereby represent and warrant to the Administrative Agent and each Lender that:

                 (a) Each of the Parent and the Borrower has the power and authority and the legal right to make, deliver and perform this Agreement and Consent and to consummate the Merger. Each of the Parent and the borrower has taken all necessary action to authorize the execution, delivery and performance of this Agreement and Consent and the consummation of the Merger.

                 (b) No material consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the Merger, other than the filing of a Certificate of Ownership and Merger with the Delaware Secretary of State or with the execution, delivery, performance, validity or enforceability of this Agreement and Consent. This Agreement and Consent has been duly executed and delivered on behalf of the Parent and the Borrower. This Agreement and Consent constitutes, and upon execution of the Assumption Agreement (as defined below) will constitute, a legal, valid and binding obligation of the Parent and the Borrower, enforceable against each such party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

                 (c) The execution, delivery and performance of this Agreement and Consent and the consummation of the Merger will not violate any Requirement of Law or Contractual Obligation of the Parent, the Borrower or of any of their Subsidiaries and will not result in, or require, the creation or imposition of any Lien on





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any of their respective properties or revenues pursuant to any such Requirement of Law or Contractual Obligation.

                 (d) No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Parent or the Borrower, threatened by or against the Parent, the borrower or any of their Subsidiaries or against any of its or their respective properties or revenues (a) with respect to any of this Agreement and Consent or the Merger or (b) which could reasonably be expected to have a Material Adverse Effect.

                 (e) At all times prior to the Effective Date (as defined below), the Parent has been in compliance with Section 7.17 of the Credit Agreement.

                 (f) The Merger will not cause a material tax liability to the Parent or the Borrower.

                 (g) Since March 31, 1997, there has been no development or event which has had or could reasonably be expected to have a Material Adverse Effect.

                 3. Consent of Lenders to Merger. The Lenders hereby consent to the Merger and the assumption by the Surviving Corporation as primary obligor of all of the payment and performance obligations of the Borrower under the Credit Agreement and the other Loan Document on the Effective Date.

                 4. Effective Date. This Agreement and Consent will become effective as of the date hereof upon:

                          (i) its execution by the Parent, the Borrower and the Required Lenders in accordance with the terms of the Credit Agreement;

                          (ii) receipt by the Administrative Agent, with copies
                 for each of the Lenders, of a certificate of the Secretary or Assistant Secretary of the Surviving Corporation dated the Effective Date and certifying (A) that attached thereto is a true and complete copy of





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                 the certificate of incorporation and by-laws of the Surviving
                 Corporation as in effect on the date of such certification;
                 (B) that attached thereto is a true and complete copy of resolutions adopted by the Board of Directors of the Surviving Corporation authorizing the assumption of obligations of the Borrower under the Credit Agreement and the other Loan Documents and the execution, delivery and performance in accordance with their respective terms of any documents required or contemplated hereunder (such certificate to state that the resolutions thereby certified have not been amended, modified, revoked or rescinded and shall be in form and substance satisfactory to the Administrative Agent); (C) as to the incumbency and specimen signature of each officer of the Surviving Corporation executing any document delivered by it in connection herewith (such certificate to contain a certification by another officer of the Surviving Corporation as to the incumbency and signature of the officer signing the certificate referred to in this paragraph (i); and (D) that the Merger has become effective in accordance with the law of the State of Delaware; and

                          (iii) delivery by the Surviving Corporation of a written agreement (the "Assumption Agreement") pursuant to which it assumes as primary obligor all of the payment and performance obligations of the Borrower under the Credit Agreement and the other Loan Documents.

                 5. Representations and Warranties. The Parent and the Borrower represent and warrant to each Lender that on the date hereof and on the Effective Date, prior to and after giving effect to the effectiveness of this Agreement and Consent and the Merger (a) the representations and warranties made by the Loan Parties in the Loan Documents are true and correct in all material respects (except to the extent that such representations and warranties are expressly stated to relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date) and (b) no Default or Event of Default has occurred and is continuing.


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                 6.       Continuing Effect.  Except as expressly waived
hereby, the Credit Agreement shall continue to be and shall remain in full force and effect in accordance with its terms.

                 7. GOVERNING LAW. THIS AGREEMENT AND CONSENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                 8. Counterparts. This Agreement and Consent may be executed by the parties hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                 9. Payment of Expenses. The Loan Parties agree to pay and reimburse the Administrative Agent for all of its out-of-packet costs and reasonable expenses incurred in connection with this Agreement and Consent, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

                 IN WITNESS WHEREOF, the parties hereto have caused this Agreement and Consent to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                        ENERGY SERVICES INTERNATIONAL LTD.



                                        By:
                                           --------------------------------
                                           Title:


                                        IRI INTERNATIONAL CORPORATION



                                        By:
                                           --------------------------------
                                           Title:


                                        LEHMAN COMMERCIAL PAPER INC., as
                                        Arranger and as a Lender


                                        By:
                                           --------------------------------
                                           Title:


                                        LEHMAN SYNDICATED LOAN INC., as a
                                        lender



                                        By:
                                           --------------------------------
                                           Title:




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